EXHIBIT 23.1


                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of NT Media Corp. of California, Inc. of our report dated April 2, 2007 relating to the consolidated financial statements of NT Media Corp. of California, Inc.


                                      /s/ AJ. Robbins, P.C.
                                      ----------------------------
                                      AJ. ROBBINS, P.C.
                                      CERTIFIED PUBLIC ACCOUNTANTS






DENVER, COLORADO
JUNE 29, 2007